UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 31, 2018

ONE STOP SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street #110

Escondido, California 92029

(760) 745-9883

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01	Financial Statements and Exhibits.

On November 6, 2018, One Stop Systems, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission regarding the closing of a Share Purchase Agreement (the “Purchase Agreement) by and between One Stop Systems GmbH, a limited liability company under the laws of Germany (the “Purchaser”), and wholly-owned subsidiary of the Company, and the shareholders of Bressner Technology GmbH, a limited liability company under the laws of Germany (“Bressner”).

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Original Form 8-K to provide certain financial statements and pro forma financial information as required by Items 9.01(a) and (b) of Form 8-K. No other amendments are being made to the Original Form 8-K by this Amendment No. 1. This Amendment No. 1 should be read in connection with the Original Form 8-K, which provides a more complete description of the acquisition of Bressner.

(a) Financial Statements of Business Acquired.

The audited financial statements of Bressner as of and for the years ended December 31, 2017 and 2016, and the independent auditors’ report related thereto, are attached hereto as Exhibit 99.1.

The unaudited financial statements of Bressner as of September 30, 2018, and the nine month periods ended September 30, 2018 and 2017, and the independent accountants’ report related thereto, are attached hereto as Exhibit 99.2.

The consent of BDO AG Wirtschaftsprüfungsgesellschaft with respect to the Registration Statement of One Stop Systems, Inc. on Form S-8 (No. 333-227671) is attached as Exhibit 23.1 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma combined consolidated statements of operations for the year ended December 31, 2017, the nine months ended September 30, 2018, and balance sheet as of September 30, 2018, which give effect to the acquisition of Bressner, are attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of BDO AG Wirtschaftsprüfungsgesellschaft.

99.1	The audited financial statements of Bressner Technology GmbH as of and for the years ended December 31, 2017 and 2016, and the independent auditor’s report related thereto.

99.2

The unaudited financial statements of Bressner Technology GmbH as of September 30, 2018, and for the nine month periods ended September 30, 2018 and 2017, and the independent accountants’ report related thereto.

99.3

The unaudited pro forma combined consolidated statements of operations for the year ended December 31, 2017, the nine months ended September 30, 2018, and balance sheet as of September 30, 2018, which give effect to the acquisition of Bressner Technology GmbH.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Dated: January 15, 2019	By:	/s/ Steve Cooper
Steve Cooper
President, Chief Executive Officer and Chairman